UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 24, 2007

(Date of Earliest Event Reported)

PENN VIRGINIA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-13283	23-1184320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Radnor Corporate Center, Suite 300
100 Matsonford Road, Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 687-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 24, 2007, the Board of Directors of Penn Virginia Corporation (the “Company”) approved amendments to the Penn Virginia Corporation Supplemental Employees Retirement Plan, as amended, Penn Virginia Corporation Non-Employee Directors Deferred Compensation Plan, Penn Virginia Corporation 1995 Fourth Amended and Restated Directors’ Stock Compensation Plan, as amended and Penn Virginia Corporation Third Amended and Restated 1999 Employee Stock Incentive Plan, as amended (collectively, the “Plans”), to (a) comply with Section 409A of the Internal Revenue Code of 1986, as amended, and (b) provide for the issuance of uncertificated shares of the Company’s common stock (the “Amended Plans”). The corresponding form of grant agreements under the Plans were also amended accordingly (the “Amended Grant Agreements”).

A copy of the Amended Plans and the form of Amended Grant Agreements are filed as Exhibits to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Penn Virginia Corporation Supplemental Employees Retirement Plan, as amended.

10.2	Penn Virginia Corporation Amended and Restated Non-Employee Directors Deferred Compensation Plan.

10.3	Penn Virginia Corporation 1995 Fifth Amended and Restated Directors’ Stock Compensation Plan.

10.4	Form of Agreement for Deferred Common Stock Awards under the Penn Virginia Corporation Fifth Amended and Restated 1995 Directors’ Stock Compensation Plan.

10.5	Penn Virginia Corporation Fourth Amended and Restated 1999 Employee Stock Incentive Plan.

10.6	Form of Agreement for Stock Option Grants under the Penn Virginia Corporation Fourth Amended and Restated 1999 Employee Stock Incentive Plan.

10.7	Form of Agreement for Restricted Stock Awards under the Penn Virginia Corporation Fourth Amended and Restated 1999 Employee Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2007

Penn Virginia Corporation

By:	/s/ Nancy M. Snyder
Name:	Nancy M. Snyder
Title:	Executive Vice President, General Counsel
and Corporate Secretary

Exhibit Index

Exhibit No.	Description

10.1	Penn Virginia Corporation Supplemental Employees Retirement Plan, as amended.

10.2	Penn Virginia Corporation Amended and Restated Non-Employee Directors Deferred Compensation Plan.

10.3	Penn Virginia Corporation 1995 Fifth Amended and Restated Directors’ Stock Compensation Plan.

10.4	Form of Agreement for Deferred Common Stock Awards under the Penn Virginia Corporation Fifth Amended and Restated 1995 Directors’ Stock Compensation Plan.

10.5	Penn Virginia Corporation Fourth Amended and Restated 1999 Employee Stock Incentive Plan.

10.6	Form of Agreement for Stock Option Grants under the Penn Virginia Corporation Fourth Amended and Restated 1999 Employee Stock Incentive Plan.

10.7	Form of Agreement for Restricted Stock Awards under the Penn Virginia Corporation Fourth Amended and Restated 1999 Employee Stock Incentive Plan.